Exhibit 99.1

Caliber Issues Supplemental Financial Information on its
Asset Management Platform Business
5-year historical data enhance visibility into Caliber’s performance for investors

SCOTTSDALE, Ariz., March 12, 2025 – Caliber (NASDAQ: CWD; “CaliberCos Inc.”), a real estate investor, developer, and asset manager, today reported supplemental financial results for its asset management platform (“Platform”) business. Caliber’s Platform comprises the fund management, fund administration, asset financing, development, construction management and real estate brokerage activities that it provides for the real estate investment funds the firm manages.

U.S. GAAP rules require Caliber to consolidate certain funds it manages into its operating results, which can obscure the underlying performance of the Platform. The newly reported supplemental information is intended to provide Caliber shareholders with a more transparent view of its financial performance excluding the impact of consolidation. Management also believes this additional information is more meaningful when comparing prior period performance.
The newly reported information includes the annual unconsolidated Platform income statements and balance sheets for 2019 through 2023, and the quarterly unconsolidated Platform income statements and balance sheets of Q1 2023 through Q3 2024. Also included are changes in Managed Capital and Assets Under Management for the same periods, which are intended to help investors understand how changes in these measures impact Platform revenues. Management intends to update this information in its future filings and it will be available on Caliber’s Investor Relations website.

About Caliber
With more than $2.9 billion of managed assets, including estimated costs to complete assets under development, Caliber’s 15-year track record of managing and developing real estate is built on a singular goal: make money in all market conditions. Our growth is fueled by our performance and our competitive advantage: we invest in projects, strategies, and geographies that global real estate institutions do not. Integral to our competitive advantage is our in-house shared services group, which offers Caliber greater control over our real estate and visibility to future investment opportunities. There are multiple ways to participate in Caliber’s success: invest in Nasdaq-listed CaliberCos Inc. and/or invest directly in our Private Funds.

Forward Looking Statements

This press release contains “forward-looking statements” that are subject to substantial risks and uncertainties. All statements, other than statements of historical fact, contained in this press release are forward-looking statements. Forward-looking statements contained in this press release may be identified by the use of words such as “anticipate,” “believe,” “contemplate,” “could,” “estimate,” “expect,” “intend,” “seek,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “target,” “aim,” “should,” "will” “would,” or the negative of these words or other similar expressions, although not all forward-looking statements contain these words. Forward-looking statements are based on the Company’s current expectations and are subject to inherent uncertainties, risks and assumptions that are difficult to predict. Further, certain forward-looking statements are based on assumptions as to future events that may not prove to be accurate including, but not limited to, the Company’s ability to adequately grow cumulative fundraising, AUM and annualized platform revenue to meet 2026 targeted goals, the closing of the transaction with L.T.D. Hospitality Group LLC and the viability of and ability of the Company to adequately access the real estate and capital markets. These and other risks and uncertainties are described more fully in the section titled “Risk Factors” in the final prospectus related to the Company’s public offering filed with the SEC and other reports filed with the SEC thereafter. Forward-looking statements contained in this announcement are made as of this date, and the Company undertakes no duty to update such information except as required under applicable law.

CONTACTS:

Caliber:
Victoria Rotondo
+1 480-295-7600
Victoria.Rotondo@caliberco.com

Investor Relations:
Lisa Fortuna, Financial Profiles
+1 310-622-8251
ir@caliberco.com

Media Relations:
Kelly McAndrew, Financial Profiles
+1 310-622-8239
KMcAndrew@finprofiles.com